IDX Funds 485BPOS

Exhibit 99(q)

POWER OF ATTORNEY

The undersigned Trustee of IDX Funds, a Delaware trust, hereby constitutes and appoints each of Christopher MacLaren, Gordon Jones, and Bo J. Howell as attorneys for the undersigned and in his name, place and stead, to execute and file any amendments to the Trust’s registration statement on Forms N-1A and N-14 under the Securities Act of 1933 and the Investment Company Act of 1940, each as amended, and any and all state and federal securities filings, including Form 8-A under the Securities Exchange Act of 1934, as amended, and to file with the U.S. Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares of beneficial interests of the Trust (including, without limitation, regulatory authorities in any and all states in which shares of any series of the Trust are sold), any such amendment or registration statement and any and all supplements thereto, as well as any and all exhibits and other documents necessary or desirable to the amendment or supplement process. Said attorneys, and each of them, shall have full power and authority, with full power of substitution, to do and perform in the name and on behalf of the undersigned every act whatsoever requisite or desirable to be done in the premises in any and all capacities authorized by the Board of Trustees for such persons to provide or perform with respect to the Trust, as fully and to all intents and purposes as the undersigned might or could do, the undersigned hereby ratifying and approving all such acts of such attorneys.

IN WITNESS WHEREOF, I have hereunto set my hand this 1st day of February, 2022.

Kelley J. Brennan, Trustee

POWER OF ATTORNEY

The undersigned Trustee of IDX Funds, a Delaware trust, hereby constitutes and appoints each of Christopher MacLaren, Gordon Jones, and Bo J. Howell as attorneys for the undersigned and in his name, place and stead, to execute and file any amendments to the Trust’s registration statement on Forms N-1A and N-14 under the Securities Act of 1933 and the Investment Company Act of 1940, each as amended, and any and all state and federal securities filings, including Form 8-A under the Securities Exchange Act of 1934, as amended, and to file with the U.S. Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares of beneficial interests of the Trust (including, without limitation, regulatory authorities in any and all states in which shares of any series of the Trust are sold), any such amendment or registration statement and any and all supplements thereto, as well as any and all exhibits and other documents necessary or desirable to the amendment or supplement process. Said attorneys, and each of them, shall have full power and authority, with full power of substitution, to do and perform in the name and on behalf of the undersigned every act whatsoever requisite or desirable to be done in the premises in any and all capacities authorized by the Board of Trustees for such persons to provide or perform with respect to the Trust, as fully and to all intents and purposes as the undersigned might or could do, the undersigned hereby ratifying and approving all such acts of such attorneys.

IN WITNESS WHEREOF, I have hereunto set my hand this 1st day of February, 2022.

Tobias Caldwell, Trustee

POWER OF ATTORNEY

The undersigned Trustee of IDX Funds, a Delaware trust, hereby constitutes and appoints each of Christopher MacLaren, Gordon Jones, and Bo J. Howell as attorneys for the undersigned and in his name, place and stead, to execute and file any amendments to the Trust’s registration statement on Forms N-1A and N-14 under the Securities Act of 1933 and the Investment Company Act of 1940, each as amended, and any and all state and federal securities filings, including Form 8-A under the Securities Exchange Act of 1934, as amended, and to file with the U.S. Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares of beneficial interests of the Trust (including, without limitation, regulatory authorities in any and all states in which shares of any series of the Trust are sold), any such amendment or registration statement and any and all supplements thereto, as well as any and all exhibits and other documents necessary or desirable to the amendment or supplement process. Said attorneys, and each of them, shall have full power and authority, with full power of substitution, to do and perform in the name and on behalf of the undersigned every act whatsoever requisite or desirable to be done in the premises in any and all capacities authorized by the Board of Trustees for such persons to provide or perform with respect to the Trust, as fully and to all intents and purposes as the undersigned might or could do, the undersigned hereby ratifying and approving all such acts of such attorneys.

IN WITNESS WHEREOF, I have hereunto set my hand this 1st day of February, 2022.

Nicholas Carmi, Trustee